UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2021

PRECIGEN, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-36042	26-0084895
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20374 Seneca Meadows Parkway, Germantown, Maryland 20876

(Address of principal executive offices) (Zip Code)

(301) 556-9900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	PGEN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As previously announced, Precigen, Inc. (the “Company”) is currently conducting an executive search process to identify a new Chief Financial Officer with the qualifications to contribute to the Company’s growth from a clinical stage company to a commercial organization. On May 24, 2021, the Company accepted D. Bradford Osborne’s resignation from his position of Vice President, Finance and Accounting and interim principal accounting officer to pursue a new opportunity. Mr. Osborne and the Company have agreed that the resignation will be effective June 10, 2021.

Effective June 10, 2021, the Company will appoint James V. Lambert (age 56), currently the Executive Director, Finance for PGEN Therapeutics, Inc., a wholly owned subsidiary of the Company (“PGEN Therapeutics”), to serve as principal accounting officer for an interim period while the Company continues its search for a new Chief Financial Officer. Mr. Lambert joined PGEN Therapeutics in June 2017 in connection with the acquisition of GenVec, Inc. and has since served in the role of Executive Director, Finance. From 2014 to 2017 Mr. Lambert served in the positions of GenVec’s Senior Director and then Vice President, Accounting and Finance, Corporate Controller and Treasurer. During this period Mr. Lambert also served as GenVec’s principal financial officer and principal accounting officer. There are no arrangements or understandings between Mr. Lambert and any other persons pursuant to which he was selected as an officer of the Company, and Mr. Lambert is not related to any other executive officer or director of the Company. Mr. Lambert has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There will not be any changes to Mr. Lambert’s compensation arrangements in connection with his interim appointment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precigen, Inc.

By:	/s/ Donald P. Lehr
Donald P. Lehr
Chief Legal Officer

Dated: May 27, 2021